EXHIBIT 24

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of April, 2018.

                                                                                                              /s/ Joel F. Gemunder
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                                                                                                              Joel F. Gemunder

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of April, 2018.

                                                                                                              /s/ Patrick P. Grace
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                                                                                                              Patrick P. Grace

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of April, 2018.

                                                                                                              /s/ Thomas C. Hutton
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                                                                                                              Thomas C. Hutton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of April, 2018.

                                                                                                              /s/ Walter L. Krebs
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                                                                                                              Walter L. Krebs

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of April, 2018.

                                                                                                              /s/ Andrea R. Lindell
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                                                                                                              Andrea R. Lindell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of April, 2018.

                                                                                                              /s/ Thomas P. Rice
                                                                                                              ---------------------------
                                                                                                              Thomas P. Rice

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of April, 2018.

                                                                                                              /s/ Donald E. Saunders
                                                                                                              ---------------------------
                                                                                                              Donald E. Saunders

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of April, 2018.

                                                                                                              /s/ George J. Walsh III
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                                                                                                              George J. Walsh III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2018 Stock Incentive Plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of April, 2018.

                                                                                                              /s/ Frank E. Wood
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                                                                                                              Frank E. Wood

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